EXHIBIT 10.31
          AMENDMENT NO. 1 dated as of October 27, 1995 (the "Amendment") to the Stock Pledge Agreement referred to below between PANDA ENERGY CORPORATION, a Texas corporation ("Panda"), as successor by merger to Panda Holdings, Inc., a Delaware corporation ("Holdings"), and SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION, a national banking association, in its capacity as Security Agent (the "Security Agent") under the Security Deposit Agreement (as defined in the Loan Agreement referred to below).

                     W I T N E S S E T H :

          WHEREAS, in connection with the Construction Loan Agreement and Lease Commitment dated as of March 30, 1995 among General Electric Capital Corporation ("GE Capital"), Panda-Brandywine, L.P. and Panda Brandywine Corporation (as the same may be amended, supplemented or otherwise modified from time to time, the "Loan Agreement"; capitalized terms used herein and not otherwise defined having the meanings set forth in the Loan Agreement), Holdings has entered into a Stock Pledge Agreement dated as of March 30, 1995 with the Security Agent (the "Stock Pledge Agreement"), pursuant to which Holdings has pledged the Pledged Shares;

          WHEREAS, Holdings has merged with and into Panda with Panda as the surviving corporation (the "Merger"), the Articles of Merger have been filed with the Secretary of State of the State of Texas and the Certificate of Merger effecting the Merger has been issued by the Secretary of State of the State of Texas;

          WHEREAS, Panda has, pursuant to the Merger, assumed and succeeded to all of Holdings' rights, obligations and liabilities, including, without limitation, Holdings' rights, obligations and liabilities under the Loan Agreement, the Stock Pledge Agreement and the other Transaction Documents to which Holdings is a party;

          WHEREAS, pursuant to subsection 5.10 of the Loan Agreement, GE Capital has consented to the Merger so long as Panda assumes all of the obligations of Holdings under the Transaction Documents and executes an amendment to the Stock Pledge Agreement;

          WHEREAS, Panda has agreed to satisfy a condition described in the preceding recital by executing and delivering this Amendment to the Security Agent, for the benefit of GE
Capital and the Owner Trustee.

          NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Panda hereby agrees with the Security Agent, for the benefit of GE Capital and the Owner Trustee, as follows:

          1.   References to the Pledgor in the Stock Pledge
Agreement.  Each reference to "the Pledgor" in the Stock Pledge
Agreement is hereby amended to be a reference to Panda.

          2.   Amendment to Section 5(a) of the Stock Pledge
Agreement.  The reference in Section 5(a) of the Stock Pledge
Agreement to the State of Delaware is hereby amended to be a reference to the State of Texas.

          3.   Amendment to Section 5(e) of the Stock Pledge
Agreement.  Clause (i) of Section 5(e) of the Stock Pledge
Agreement is hereby amended to read as follows: "(i) violate the provisions of the Pledgor's Articles of Incorporation or By-laws;".

          4.   Amendment to Section 8(a) of the Stock Pledge
Agreement.  Clause (i) of Section 8(a) of the Stock Pledge
Agreement is hereby amended to read as follows: "(i) its legal existence as a corporation in good standing under the laws of the State of Texas and".

          5.   Amendment to Section 8(e) of the Stock Pledge
Agreement. Section 8(e) of the Stock Pledge Agreement is hereby amended to read in its entirety as follows:

               "(e) Subsidiaries. All Subsidiaries (including partnerships) incorporated or formed in the United States (whether now existing or hereafter acquired or formed) of the Pledgor and, prior to the Merger, of Holdings, which are engaged in the financing, development, construction or operation of independent power production or energy transmission projects located in the United States (collectively, "US Cogen Subsidiaries"), including Panda-Kathleen, L.P., are and shall continue to be Subsidiaries of the Pledgor. The foregoing notwithstanding, but subject to the provisions of Section 8(b) hereof and the provisions of the Loan Agreement, the Pledgor shall be permitted to sell all or any of the stock of any US Cogen Subsidiary to any Person who is not an Affiliate of Panda."

          6.   Amendment to Section 8(g) of the Stock Pledge
Agreement. Section 8(g) of the Stock Pledge Agreement is hereby amended to read in its entirety as follows:

               "(g) Bankruptcy of Pledgor.  Panda Energy
     International, Inc., a Texas corporation of which the Pledgor is a direct, wholly-owned Subsidiary, shall not authorize, seek to cause or permit Pledgor to commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property or to consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or to make a general assignment for the benefit of the creditors."

          7.   Amendment to Schedule I to the Stock Pledge
Agreement. Schedule I to the Stock Pledge Agreement is hereby amended to read in its entirety as set forth in Exhibit A hereto.

          8.   Amendment to Schedule II to the Stock Pledge
Agreement. Schedule II to the Stock Pledge Agreement is hereby amended to read in its entirety as set forth in Exhibit B hereto.

          9. Conditions Precedent. This Amendment shall not become effective until the following conditions precedent are satisfied:

          (a) Delivery of Collateral. All certificates or instruments representing or evidencing the Collateral shall have been delivered to and held by or on behalf of the Security Agent, pursuant to the terms of the Stock Pledge Agreement, and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed undated instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Security Agent.

          (b)  Representations and Warranties.  The
     representations and warranties of the Pledgor contained in
     Section 5 of the Stock Pledge Agreement shall be true and correct on and as of the Effective Date as if made on and as of the Effective Date; provided that all references to the "Agreement" shall be and be deemed to mean this Amendment as well as the Stock Pledge Agreement amended hereby.

          (c) No Default. No Default or Event of Default has occurred and is occurring as of the Effective Date.

          10. Effect of Amendment. Except as expressly amended hereby, all of the terms and provisions of the Stock Pledge Agreement shall remain in full force and effect and are hereby ratified and confirmed. The amendments provided herein shall be limited precisely as drafted and shall not constitute a waiver or an amendment of any other term, condition or provision of the Stock Pledge Agreement.

          11. Expenses. Panda agrees to pay and reimburse GE Capital and the Security Agent for all of its out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of this Amendment, including the fees and expenses of counsel to GE Capital and the Security Agent.

          12.  Definition of Effective Date.  As used in this
Amendment, the term "Effective Date" shall mean the date on which each of the conditions precedent shall have been satisfied in accordance with Section 9 hereof.

          13.  Governing Law.  THIS AMENDMENT SHALL BE GOVERNED
BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAW OF
THE STATE OF NEW YORK.

          14. Counterparts. This Amendment may be executed in any number of counterparts by the parties hereto, each of which counterpart when so executed shall be an original, but all counterparts together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                         PANDA ENERGY CORPORATION, a Texas corporation, as Pledgor and as successor by merger to Panda Holdings, Inc.



                         By:
                         Name:
                         Title:


                         SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION, as Security Agent



                         By:
                         Name:
                         Title:



With respect to Section 5 of
this Amendment only:


PANDA ENERGY INTERNATIONAL, INC.



By:
Name:
Title:


Accepted and Agreed:

PANDA-BRANDYWINE, L.P.

By Panda Brandywine Corporation,
   its General Partner


By:
Name:
Title:



PANDA BRANDYWINE CORPORATION



By:
Name:
Title:



PANDA ENERGY CORPORATION, a
 Delaware Corporation


By:
Name:
Title:


BRANDYWINE WATER COMPANY



By:
Name:
Title:


Acknowledged and Accepted:

GENERAL ELECTRIC CAPITAL CORPORATION



By:
Name:
Title:




                                                        EXHIBIT A
                                                    Schedule 1 to
                                           Stock Pledge Agreement


                         Pledged Shares

                 No. of       Par Value of     Certificate
                 Shares          Shares           Number

Panda             1000               $.01          003
Brandywine
Corporation

Panda             1000               $.01          003
Energy
Corporation

Brandywine        1000               $.01          003
Water
Company




                                                        EXHIBIT B
                                                    Schedule 2 to
                                           Stock Pledge Agreement


                        Notice Addresses


Panda Energy Corporation
4100 Spring Valley, Suite 1001
Dallas, Texas  75244
Attention:  President and General Counsel
telephone:  214-980-7159
telecopy:   214-980-6815


Shawmut Bank Connecticut, National Association,
  as Security Agent
777 Main Street
Hartford, Connecticut  06115
Attention:  Corporate Trust Administration
telephone:  (203) 986-7835
telecopy:   (203) 986-7920